UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 19, 2016

Griffin Capital Essential Asset REIT II, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  000-55605

MD	46-4654479
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Griffin Capital Plaza, 1520 E. Grand Avenue, El Segundo, CA 90245
(Address of principal executive offices, including zip code)

(310) 469-6100
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD Disclosure

Press Release and Correspondence Regarding the Anticipated Close of the Primary Offering

On September 19, 2016, Griffin Capital Essential Asset REIT II, Inc. (the "Registrant") issued a press release and sent correspondence to registered representatives regarding the anticipated close of the Registrant's primary offering.

Press Release Regarding the Acquisition of the WABCO Property

On September 19, 2016, Griffin Capital Corporation, the Registrant's sponsor, issued a press release on behalf of the Registrant, disclosing the acquisition of a single-story, Class "A" assembly, distribution, and research and development property consisting of 145,200 square feet situated on a 9.64-acre site located in North Charleston, South Carolina (the "WABCO property"). The WABCO property is leased in its entirety to WABCO Air Compressor Holdings Inc., a wholly owned subsidiary of WABCO Holdings Inc.

Copies of the press releases and correspondence are filed as Exhibits 99.1, 99.2, and 99.3 to this Current Report on Form 8-K and are incorporated herein solely for purposes of this Item 7.01 disclosure. Pursuant to the rules and regulations of the Securities and Exchange Commission, the information in this Item 7.01 disclosure, including Exhibits 99.1, 99.2, and 99.3 and information set forth therein, is deemed to have been furnished and shall not be deemed to be "filed" under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits
(d)    Exhibits.
99.1    Press Release Regarding the Anticipated Close of the Primary Offering, dated September 19, 2016
99.2    Letter to Registered Representatives, dated September 19, 2016
99.3    Press Release Regarding the Acquisition of the WABCO Property, dated September 19, 2016

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Griffin Capital Essential Asset REIT II, Inc.

Date: September 19, 2016	By:	/s/ Howard S. Hirsch
Howard S. Hirsch
Vice President and Secretary